Exhibit 99.4

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Condensed Balance Sheets
(Unaudited)

	KonaRed Corporation September 30, 2013	Sandwich Isles Trading Co. Inc. Sept 30, 2013	Proforma Adjustments	Proforma Adjusted Totals September 30, 2013

ASSETS

CURRENT ASSETS
Cash (Note 2)	$—	$16,021	$1,100,000	$1,116,021
Accounts receivable	—	55,062	—	55,062
Inventories	—	323,584	—	323,584
Total current assets	—	394,667	1,100,000	1,494,667

OTHER ASSETS		13,144		13,144

Total Assets	$—	$407,811	$1,100,000	$1,507,811

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	9,036	571,172	$—	$580,208
Accounts payable – related parties	44,437	—	—	44,437
Secured note (Note 2)	—	500,000	(500,000)	—
Line of credit and short term debt	—	65,212	—	65,212
Shareholder advances	—	—	—	—
Total current liabilities	53,473	1,136,384	(500,000)	689,857

Total Liabilities	53,473	1,136,384	(500,000)	689,857

COMMITMENTS AND CONTINGENCIES		—	—	—

STOCKHOLDERS’ (DEFICIT) EQUITY
Preferred Stock, 10,000,000 par value $0.001 authorized; nil shares issued and outstanding	$—	$—	$—	$—
Common Stock, 877,500,000 shares par value $0.001 authorized; 64,350,423 shares issued and outstanding (Notes 1 & 2)	4,767	7,101,125	(7,094,130)	11,762
Additional paid-in capital (Note 2)	47,566	190,500	8,588,324	8,826,390
Accumulated deficit (Note 2)	(105,806)	(8,020,198)	105,806	(8,020,198)
Total stockholders’ (deficit) equity	(53,473)	(728,573)	1,600,000	817,954

Total Liabilities and Stockholders’ (Deficit) Equity	$—	407,811	$—	$1,507,811

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Condensed Statements of Operations
(Unaudited)

	KonaRed Corporation September 30, 2013	Sandwich Isles Trading Co. Inc. Sept 30, 2013	Proforma Adjustments	Proforma Adjusted Totals September 30, 2013

REVENUE:
Sales	$—	$913,233	$—	$913,233
Cost of Goods Sold	—	541,408	—	541,408
GROSS MARGIN	$—	$371,825	$—	$371,825

OPERATING EXPENSES:
Research and development	$—	$16,326	$—	$16,326
Advertising and marketing	—	73,988	—	73,988
General and administrative expenses	45,187	839,261	—	884,448
Total operating expenses	45,187	929,575	—	974,762

Profit (Loss) from operations	(45,187)	(557,750)	—	(602,937)

OTHER EXPENSE:
Interest expense	—	(18,264)	—	(18,264)
Total other expense	—	(18,264)	—	(18,264)

Net Profit (Loss)	$(45,187)	$(576,014)	$—	$(621,201)

Basic and diluted loss per common share	$(0.00)	$(0.03)		$(0.01)
Basic and diluted weighted average shares outstanding (Note 2)	64,350,423	23,151,952	(15,546,820)	71,955,555

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Notes to Condensed Financial Statements
(Unaudited)

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1 – Share Exchange

Pursuant to an asset purchase agreement dated October 4, 2013 between KonaRed Corporation, a Nevada Corporation (formerly known as TeamUpSports, Inc.) ('KonaRed'), and Sandwich Isles Trading Co. Inc., a Hawaiian Corporation ('SITC'), we closed an asset purchase agreement and completed the sale of substantially all of the assets and business operations including intellectual and proprietary property of SITC to KonaRed on October 4, 2013.

Pursuant to the terms of the asset purchase agreement, and on the closing date thereof, SITC sold its business to KonaRed in consideration for the issuance of 42,750,000 shares of KonaRed’s common stock.

In connection with the closing of the asset purchase agreement, on October 4, 2013, we completed a non-brokered private placement with Littlebird Capital Ltd. of 1,777,778 shares of our common stock at a price $0.45 per share for gross proceeds of $800,000.

Also in connection with the closing of the asset purchase agreement, on October 4, 2013, we converted a secured convertible promissory note issued by Sandwich Isles to Maxam Capital Management Ltd. in the principal amount of $500,000, which note had subsequently been assigned to Littlebird Capital Ltd., into 1,111,111 shares of common stock of our company at a price of $0.45 per share. The 1,111,111 share of common stock were issued to Littlebird Capital.

Pursuant to the private placement and loan conversion, we issued an aggregate of 2,888,888 shares of common stock of our company. The shares of common stock of our company were issued to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933 (the “1933 Act”)) in offshore transactions relying on Regulation S and/or Section 4(a)(2) of the 1933 Act.

Under the asset purchase agreement, we also agreed that within 45 days from the closing of the asset purchase agreement, we would use commercially reasonable efforts to complete an additional private placement for gross proceeds of $300,000, consisting of 666,666 units at $0.45 per unit (each a “Unit”), with each Unit consisting of one share of common stock of our company and one share purchase warrant (the “Warrants”), with each Warrant entitling the holder thereof to acquire one further share of common stock of our company for a period of five years from the closing date at a price of $0.65 per share.

In connection with the closing of the asset purchase agreement, Dennis Kjeldson, a former director and officer of our company and our company’s largest shareholder, returned 38,700,423 shares (2,866,698 pre-split shares) of our common stock to the treasury of our company for cancellation without consideration. The share cancellations went effective on October 4, 2013.

At the closing, we determined the acquisition should be treated as a reverse recapitalization for accounting purposes, with SITC as the acquirer for accounting purposes. The number of shares outstanding and per share amounts have been restated to recognize the recapitalization as reflected in proforma adjustments.

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Notes to Condensed Financial Statements
(Unaudited)

The proforma consolidated balance sheets of SITC and KonaRed are presented here as of September 30, 2013. The proforma consolidated statements of operations for SITC and KonaRed are presented here as of the nine month period ended September 30, 2013.

Note 2 – Adjustments

The following adjustments are included in these proforma statements to present the combined corporation:

(a)     Cash

Cash from private placement of common shares issued to Littlebird Capital Ltd.	$800,000
Cash from planned additional private placement of common shares	300,000
Net adjustment	$1,100,000

(b)     Secured Note

Conversion to common shares of Littlebird Capital Ltd. secured note	$(500,000)

(c)      Number of common shares issued and outstanding:

Cancellation of SITC common shares	(23,151,952)
KonaRed common shares issued to SITC shareholders	42,750,000
Private placement common shares issued to Littlebird Capital Ltd.	1,777,778
Common shares issued for Littlebird Capital Ltd. note conversion	1,111,111
Common shares to be issued for additional private placement	666,666
Common shares cancellation by Dennis Kjeldson	(38,700,423)
Net adjustment	(15,546,820)

(d)      Common shares:

Cancellation of SITC common shares	$(7,101,125)
KonaRed common shares issued to SITC shareholders (par value $0.001)	42,750
Private placement common shares issued to Littlebird Capital Ltd. (par value $0.001)	1,778
Common shares issued for Littlebird Capital Ltd. note conversion (par value $0.001)	500
Common shares to be issued for additional private placement (par value $0.001)	667
Common shares cancellation by Dennis Kjeldson (par value $0.001)	(38,700)
Net adjustment	$(7,094,130)

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Notes to Condensed Financial Statements
(Unaudited)

Note 2 – Adjustments (continued)

(e)      Additional Paid in Capital ('APIC'):

APIC adjustment due to cancellation of SITC shares and issuance of KonaRed shares	$7,058,375
APIC from private placement common shares issued to Littlebird Capital Ltd.	798,222
APIC from common shares issued for Littlebird Capital Ltd. note conversion	499,500
APIC from common shares and warrants to be issued for additional private placement*	299,333
APIC adjustment relating to common shares cancellation by Dennis Kjeldson	38,700
APIC adjustment relating to elimination of KonaRed pre-merger accumulated deficit	(105,806)
Net adjustment	$8,588,324

(f)     Accumulated Deficit

Elimination of KonaRed pre-merger accumulated deficit	$105,806